LORD ABBETT TRUST I

Lord Abbett Mid Cap Innovation Growth Fund (the “Fund”)

Supplement dated September 27, 2022 to the

Summary Prospectus, Prospectus, and Statement of Additional Information of the Fund,

each dated December 1, 2021, as supplemented

Liquidation of the Fund

On September 27, 2022, the Board of Trustees of Lord Abbett Trust I approved a plan of liquidation (the “Plan”) pursuant to which the Fund will be liquidated and dissolved. It is currently anticipated that the liquidation and dissolution of the Fund will be completed on or around October 28, 2022 (the “Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value (“NAV”) of such shares after dividend distributions required to eliminate any Fund-level taxes are made, the Fund’s expenses and liabilities have been paid or otherwise provided for as directed by the Plan, and the Fund has distributed to its shareholders of record the remaining proceeds in one or more liquidating distributions on the Liquidation Date as set forth in the Plan.

At any time before the Liquidation Date, shareholders may redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Purchases and Redemptions” in the prospectus.

In connection with the liquidation of the Fund, the Fund no longer will accept purchase orders or exchange requests as of September 30, 2022.

Please retain this document for your future reference.